Summary Prospectus
January 31, 2020

Wasatch Global Opportunities Fund®
Investor: WAGOX — Institutional: WIGOX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at wasatchglobal.com.You can also get this information at no cost by calling 800.551.1700 or by sending an email to shareholderservice@wasatchfunds.com. The Fund’s prospectus and statement of additional information, each dated January 31, 2020, are incorporated by reference into this summary prospectus.
Beginning on January 31, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.551.1700 or by enrolling in “eDelivery” by logging into your account at https.//wasatchfunds.olaccess.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.551.1700 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Wasatch Funds held in your account if you invest through your financial intermediary or all Wasatch Funds held with the fund complex if you invest directly with the Fund.
Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None
Maximum Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares	Institutional Class Shares
Management Fee	1.25%	1.25%
Other Expenses	0.30%	0.31%
Interest Expense	0.01%	0.01%
Total Annual Fund Operating Expenses	1.56%	1.57%
Expense Reimbursement	—	(0.21)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	1.56%	1.36%
[1]	Wasatch Advisors, Inc., doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares and Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.75% and 1.35%, respectively, of average daily net assets until at least January 31, 2021 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2021. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Global Opportunities Fund — Investor Class	$159	$493	$850	$1,856
Global Opportunities Fund — Institutional Class	$138	$475	$835	$1,850
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in small and micro cap foreign and domestic companies.
Under normal market conditions, we will invest the Fund’s assets primarily in the equity securities of foreign and domestic companies with market capitalizations of less than US$5 billion at the time of purchase. The Fund may invest a significant portion of its total assets (up to 35% under normal market conditions) in the securities of companies with market capitalizations greater than US$5 billion at the time of purchase when the companies meet our investment criteria. The Fund may also invest a significant portion of its total assets in micro cap companies with market capitalizations below US$1 billion (up to 90% under normal market conditions).
The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Fund may invest a significant portion of its total assets in companies domiciled in foreign countries (under normal market conditions, we expect at least 40% of its assets to be invested outside the United States, or if conditions are not favorable, 30% of its assets to be invested outside the United States). Securities issued by foreign companies incorporated outside the United States whose securities are principally traded in the United States are not defined as “foreign companies” and are not subject to this limitation.
The Fund may invest a significant amount of its total assets (5% to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier markets, which are those countries currently included in the Morgan Stanley Capital International (MSCI) EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.
We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe have outstanding long-term growth potential. We travel extensively to visit companies and expect to meet with senior management.

We may also invest in growth companies that we believe have had a temporary setback and therefore have appealing valuation relative to their long-term growth potential.
At times, we may invest in early stage companies with limited or no earnings history if we believe they have outstanding long-term growth potential. We may also invest in initial public offerings (IPOs).
We do not use allocation models to restrict the Fund’s investments to certain regions, countries, sectors or industries. We may significantly shift Fund assets between asset classes, sectors, and geographic regions based on where we believe the best growth opportunities and valuations currently exist.
The Fund may invest a large percentage of its assets in a particular region or market, including India, Asia, Japan, Europe and the United Kingdom.
The Fund may invest a large percentage of its assets in a few sectors, including industrials, information technology, financials, health care, and consumer discretionary.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The investment techniques and risk analysis employed by the Advisor may not produce the desired results. This could cause the Fund to lose value even when the overall stock market is not in a general decline, or could cause the Fund’s investment results to lag its performance benchmark or other funds with similar benchmarks.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume.
Country/Region Risk. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in that country.
Frontier Markets Risk. In addition to the risks of investing in foreign securities in developed and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme stock price volatility and illiquidity.
Asia Region Risk. The value of the Fund’s assets may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by disputes with many of their neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Asian economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty. In addition, international trade could be affected by politically motivated actions in the U.S. and Europe, and by increased tensions with other nations.
Indian Market and Region Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Because the Fund may invest a large percentage of its assets in India, the value of the Fund’s shares may be affected by events that adversely affect India and may fluctuate more than the value of a less concentrated fund’s shares.
Japan Risk. The Japanese economy has only recently emerged from a prolonged economic downturn. The Japanese economy may be subject to considerable economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low compared to other advanced economies, and it may remain low in the future. The economy is characterized by an aging and declining population, large government debt and a highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth. Adverse conditions affecting the economies of the U.S. and Japan’s other trading partners may also affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events). In addition, Japan is subject to the risk of natural disasters such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.
Europe and United Kingdom Risk. The value of the Fund’s assets may be adversely affected by, among other things, the social, political, regulatory, economic and other events or conditions affecting Europe and the United Kingdom (“U.K.”). Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the Euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, one or more countries may abandon the Euro and/or withdraw from the EU creating continuing uncertainty in the currency and financial markets generally. In this regard, the U.K. has commenced the official withdrawal process from the EU commonly referred to as “Brexit.” The uncertainty of Brexit could have a significant impact on the business and financial results of companies in the U.K. and other European countries. For example, Brexit could cause market and currency volatility, economic uncertainty, labor disruptions, political instability and uncertainty, and regulatory uncertainty for companies operating in the U.K. but that rely on cross-border labor and trade. During this period of political, legal and commercial uncertainty, the negative impact on not only the U.K. and European economies, but the broader global economy, could be significant, especially if the U.K. leaves the EU without agreements on trade, finance and other key elements, often called a “hard Brexit.” These uncertainties could potentially result in increased market volatility and illiquidity and lower economic growth for companies that rely significantly on the U.K. or on Europe for their business activities and revenues.
Micro Cap and Small Company Stock Risk. Micro cap and small company stocks may be very sensitive to changing economic conditions and market downturns because the issuers have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro cap and small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

Liquidity Risk. The trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile affecting the daily NAV of the Fund.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, e-commerce, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Financials Sector Risk. The financials sector includes companies in the banks, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of diversified financials, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector. Additionally, success in the internet services and infrastructure industry is subject to continued demand for internet services.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index. After-tax returns are shown for Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.
Wasatch Global Opportunities Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 3/31/2019	16.78%
Worst — 9/30/2011	-18.94%

Average Annual Total Returns — (as of 12/31/19)	1 Year	5 Years	10 Years (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 11/17/2008)
Return Before Taxes	33.07%	10.93%	11.71%	N/A
Return After Taxes on Distributions	30.53%	8.05%	9.17%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	21.36%	8.09%	9.14%	N/A
Institutional Class (Inception Date 2/1/2016)
Return Before Taxes	33.34%	N/A	N/A	16.08%
MSCI AC (All Country) World Small Cap Index* (reflects no deductions for fees, expenses or taxes)	24.65%	7.85%	9.71%	12.61%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s Investor Class returns after taxes on distributions and sale of Fund shares may be higher than the returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
Portfolio Management
Investment Advisor
Wasatch Advisors, Inc. d/b/a Wasatch Global Investors

Portfolio Managers
JB Taylor Lead Portfolio Manager Since 2011	Ajay Krishnan, CFA Lead Portfolio Manager Since 2012	Ken Applegate, CFA, CMT Portfolio Manager Since January 31, 2019	Paul Lambert Portfolio Manager Since January 31, 2019
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
•	Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Investor: WAGOX — Institutional: WIGOX